Exhibit 99.2

Supplemental Information

First Quarter 2004

April 14, 2004

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

1st Quarter 2004 Results

•	Net income of $2.7 billion increased 11% compared to prior year and EPS of $1.83 increased 15%. Net income compared to 4Q03 declined 2% while EPS remained steady.

•	Revenue of $9.5 billion increased 7% from 1Q03 and declined 1% from 4Q03.

•	Consumer and Commercial banking revenue rose 9% over 1Q03 despite lower mortgage revenue but declined 3% from 4Q03 driven by seasonality factors.

•	Global Corporate and Investment Banking revenue declined slightly from 1Q03 primarily from lower spread income on trading assets and loan balances but increased 11% from 4Q03 on improved trading results.

•	Asset Management revenue rose 14% over 1Q03 on increased sales and higher market valuations while revenue compared to 4Q03 fell as a result of an equity gain recognized in 4Q.

•	Trading profits includes $275 million writedown in mortgage banking assets.

•	Noninterest expense included a charge, net of reserves, related to mutual funds settlement of $285 million.

•	Recorded $495 million in securities gains from repositioning balance sheet in anticipation of rising interest rates.

•	Provision for credit losses of $624 million down 25% from 1Q03 as asset quality improved; however, it was 7% higher from 4Q03.

•	Net charge-offs of $720 million declined 14% from 1Q03 and fell slightly, as well, from 4Q03.

•	Nonperforming assets, now at the lowest level since 1999, declined 51% vs. 1Q03, on improvements in the large corporate portfolio and declined 18% since the end of 2003.

•	Continued customer growth momentum from 2003.

•	Net checking accounts opened - 425,000 1Q04 vs. 242,900 1Q03 and 220,000 4Q03.

•	Net savings accounts opened - 531,000 1Q04 vs. 125,000 1Q03 and 128,000 4Q03.

•	Average core deposits grew 11% vs. prior year.

•	Commercial banking (middle market) loan balances continued growth from 4Q03.

•	Active online banking customers now over 8 million up 55% from last year.

•	Bill-pay customers increased 79% to 3.7 million.

•	Mortgage originations of $23.9 billion, although down 27% from 1Q03, increased 30% from 4Q03.

•	Most satisfied customer levels (Top 2 Box score) reached nearly 52% in the quarter.

•	Closed the merger of FleetBoston on April 1, 2004 and Bank of America results do not include FleetBoston’s results in current period.

•	Separate FleetBoston results:

•	Net income of $773 million increased 36% from 1Q03 and 6% from 4Q03.

•	Revenue of $3.2 billion, grew 15% from 1Q03 and 4% over 4Q03.

•	Noninterest expense of $2.0 billion included $140 million mutual fund settlement, $98 million litigation-related expenses, $33 million merger-associated costs, and $80 million marketing costs.

•	Provision for credit losses of zero in current quarter vs. $280 million in 1Q03 and $195 million in 4Q03.

•	Nonperforming assets of $1.2 billion down 59% from 1Q03 and 37% from end of 2003. Included in NPA decline is a 66% reduction in Argentina NPAs since 1Q03 and 52% since end of 2003.

•	Net loan charge-offs of $233 million ($54 million for Argentina) vs. $626 million 1Q03 ($196 million Argentina) and $250 million in 4Q03 ($1 million net recovery Argentina).

•	Integration has begun and is ahead of schedule.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
Income statement
Total revenue	$9,518	$9,635	$9,750	$9,627	$8,902
Provision for credit losses	624	583	651	772	833
Gains on sales of debt securities	495	139	233	296	273
Noninterest expense	5,417	5,288	5,077	5,065	4,725
Income tax expense	1,291	1,177	1,333	1,348	1,193
Net income	2,681	2,726	2,922	2,738	2,424
Diluted earnings per common share	1.83	1.83	1.92	1.80	1.59
Average diluted common shares issued and outstanding	1,466,701	1,489,481	1,519,641	1,523,306	1,526,288
Dividends paid per common share	$0.80	$0.80	$0.80	$0.64	$0.64

Performance ratios
Return on average assets	1.27%	1.39%	1.48%	1.42%	1.38%
Return on average common shareholders’ equity	22.16	22.42	23.74	21.86	19.92

Book value per share of common stock	$33.71	$33.26	$33.83	$34.06	$33.38

Market price per share of common stock:
High closing price for the period	$82.76	$82.50	$83.53	$79.89	$72.48
Low closing price for the period	78.30	72.85	74.87	68.00	65.63
Closing price	80.98	80.43	78.04	79.03	66.84
Market capitalization	117,056	115,911	116,236	118,254	100,095

Number of banking centers	4,272	4,277	4,211	4,200	4,202
Number of ATMs	13,168	13,241	13,120	13,250	13,266
Full-time equivalent employees	134,374	133,549	132,749	132,796	132,583

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
Net interest income	$5,970	$5,745	$5,477	$5,524	$5,361
Total revenue	9,687	9,794	9,923	9,786	9,054
Net interest yield	3.22%	3.39%	3.22%	3.33%	3.52%
Efficiency ratio	55.92	53.98	51.16	51.76	52.18

Reconciliation to GAAP financial measures

Shareholder value added (SVA) is a key measure of performance not defined by GAAP (generally accepted accounting principles), that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used in measuring performance of our different business units and is an integral component for allocating resources. Each business segment has a goal for growth in SVA reflecting the individual segment’s business and customer strategy. Other companies may define or calculate supplemental financial data differently. See the Table below for supplemental financial data and corresponding reconciliation to GAAP financial measures for the quarters ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003.

Reconciliation of net income to shareholder value added

	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
Net income	$2,681	$2,726	$2,922	$2,738	$2,424
Amortization of intangibles	54	54	55	54	54
Capital charge	(1,330)	(1,337)	(1,353)	(1,378)	(1,338)

Shareholder value added	$1,405	$1,443	$1,624	$1,414	$1,140

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003
Interest income
Interest and fees on loans and leases	$5,549	$5,580	$5,328	$5,412	$5,348
Interest on debt securities	1,212	726	600	988	754
Federal funds sold and securities purchased under agreements to resell	434	506	480	193	194
Trading account assets	1,009	911	975	1,007	1,042
Other interest income	368	345	472	395	387

Total interest income	8,572	8,068	7,855	7,995	7,725

Interest expense
Deposits	1,206	1,178	1,278	1,269	1,183
Short-term borrowings	740	537	447	514	453
Trading account liabilities	334	317	345	316	308
Long-term debt	491	450	481	531	572

Total interest expense	2,771	2,482	2,551	2,630	2,516

Net interest income	5,801	5,586	5,304	5,365	5,209
Noninterest income
Consumer service charges	821	836	824	793	777
Corporate service charges	595	600	634	577	577

Total service charges	1,416	1,436	1,458	1,370	1,354

Consumer investment and brokerage services	417	418	372	406	383
Corporate investment and brokerage services	205	201	222	204	165

Total investment and brokerage services	622	619	594	610	548

Mortgage banking income	209	292	666	559	405
Investment banking income	404	458	412	488	378
Equity investment gains (losses)	133	215	25	43	(68)
Card income	795	815	794	762	681
Trading account profits	3	27	175	93	114
Other income	135	187	322	337	281

Total noninterest income	3,717	4,049	4,446	4,262	3,693

Total revenue	9,518	9,635	9,750	9,627	8,902

Provision for credit losses	624	583	651	772	833

Gains on sales of debt securities	495	139	233	296	273

Noninterest expense
Personnel	2,762	2,697	2,595	2,695	2,459
Occupancy	488	514	522	498	472
Equipment	261	263	252	253	284
Marketing	281	268	249	238	230
Professional fees	147	224	214	281	125
Amortization of intangibles	54	54	55	54	54
Data processing	284	301	275	262	266
Telecommunications	151	158	152	137	124
Other general operating	989	809	763	647	711

Total noninterest expense	5,417	5,288	5,077	5,065	4,725

Income before income taxes	3,972	3,903	4,255	4,086	3,617
Income tax expense	1,291	1,177	1,333	1,348	1,193

Net income	$2,681	$2,726	$2,922	$2,738	$2,424

Net income available to common shareholders	$2,680	$2,725	$2,921	$2,737	$2,423

Per common share information
Earnings	$1.86	$1.86	$1.96	$1.83	$1.62

Diluted earnings	$1.83	$1.83	$1.92	$1.80	$1.59

Dividends paid	$0.80	$0.80	$0.80	$0.64	$0.64

Average common shares issued and outstanding	1,440,153	1,463,247	1,490,103	1,494,094	1,499,405

Average diluted common shares issued and outstanding	1,466,701	1,489,481	1,519,641	1,523,306	1,526,288

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)	March 31 2004	December 31 2003	March 31 2003
Assets
Cash and cash equivalents	$22,296	$27,084	$25,069
Time deposits placed and other short-term investments	8,561	8,051	5,523
Federal funds sold and securities purchased under agreements to resell	73,057	76,492	49,809
Trading account assets	75,004	68,547	65,733
Derivative assets	36,488	36,507	35,409
Debt securities:
Available-for-sale	139,546	66,382	73,910
Held-to-maturity	242	247	927

Total debt securities	139,788	66,629	74,837

Loans and leases	375,968	371,463	343,412
Allowance for loan and lease losses	(6,080)	(6,163)	(6,421)

Loans and leases, net of allowance	369,888	365,300	336,991

Premises and equipment, net	6,076	6,036	6,643
Mortgage banking assets	2,184	2,762	1,995
Goodwill	11,468	11,455	11,396
Core deposit intangibles and other intangibles	854	908	1,065
Other assets	70,348	66,674	65,727

Total assets	$816,012	$736,445	$680,197

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$121,629	$118,495	$121,127
Interest-bearing	267,850	262,032	242,287
Deposits in foreign offices:
Noninterest-bearing	2,805	3,035	2,331
Interest-bearing	43,308	30,551	29,431

Total deposits	435,592	414,113	395,176

Federal funds purchased and securities sold under agreements to repurchase	115,434	78,046	72,976
Trading account liabilities	27,402	26,844	23,578
Derivative liabilities	24,321	24,526	22,876
Commercial paper and other short-term borrowings	64,621	42,478	29,729
Accrued expenses and other liabilities (includes $401, $416 and $432 of Reserve for unfunded lending commitments)	18,635	27,115	16,337
Long-term debt	81,231	75,343	63,442
Trust preferred securities	—	—	6,031

Total liabilities	767,236	688,465	630,145

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding 1,239,563; 1,269,600 and 1,336,200 shares	53	54	57
Common stock, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding 1,445,487,313; 1,441,143,786 and 1,497,530,740 shares	14	14	127
Retained earnings	51,823	50,213	49,978
Accumulated other comprehensive income (loss)	(2,743)	(2,148)	74
Other	(371)	(153)	(184)

Total shareholders’ equity	48,776	47,980	50,052

Total liabilities and shareholders’ equity	$816,012	$736,445	$680,197

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Capital Management

(Dollars in millions)

	1Q04*	4Q03	3Q03	2Q03	1Q03
Tier 1 capital	$45,521	$44,050	$46,094	$45,192	$43,818
Total capital	67,490	66,651	67,991	66,843	65,688
Risk-weighted assets	588,770	561,294	558,472	559,324	534,378
Tier 1 capital ratio	7.73%	7.85%	8.25%	8.08%	8.20%
Total capital ratio	11.46	11.87	12.17	11.95	12.29
Ending equity / ending assets	5.98	6.52	6.84	6.63	7.36
Ending capital / ending assets	6.72	7.34	7.69	7.42	8.25
Average equity / average assets	5.73	6.19	6.22	6.49	6.92
Leverage ratio	5.43	5.73	5.95	5.92	6.24

*	Preliminary data on risk based capital

Share Repurchase Program

12 million common shares were repurchased in the first quarter of 2004 as a part of ongoing share repurchase programs.

12 million shares remain outstanding under the 2003 authorized program.

90 million shares remain outstanding under the 2004 authorized program.

16 million shares were issued in the first quarter of 2004, mostly due to stock incentive plans.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	First Quarter 2004			Fourth Quarter 2003			First Quarter 2003
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$12,268	$48	1.57%	$11,231	$49	1.71%	$6,987	$43	2.49%
Federal funds sold and securities purchased under agreements to resell	113,761	434	1.53	96,713	506	2.08	57,873	194	1.35
Trading account assets	105,033	1,023	3.90	94,630	927	3.91	99,085	1,053	4.27
Debt securities	99,755	1,223	4.91	59,197	742	5.01	66,186	769	4.65
Loans and leases(1):
Commercial - domestic	95,931	1,562	6.55	95,648	1,670	6.93	103,663	1,836	7.18
Commercial - foreign	15,227	139	3.67	16,226	136	3.31	18,876	156	3.35
Commercial real estate - domestic	19,491	207	4.27	19,293	207	4.28	19,955	215	4.37
Commercial real estate - foreign	324	3	3.63	323	3	3.97	301	3	3.88

Total commercial	130,973	1,911	5.87	131,490	2,016	6.09	142,795	2,210	6.27

Residential mortgage	141,898	1,960	5.53	142,482	1,931	5.41	113,695	1,582	5.59
Home equity lines	24,379	262	4.31	23,206	255	4.36	23,054	267	4.70
Direct/Indirect consumer	34,045	464	5.49	33,422	478	5.67	31,393	503	6.49
Consumer finance	5,490	104	7.56	5,798	108	7.38	8,012	154	7.76
Credit card	35,303	870	9.92	32,734	810	9.83	24,684	644	10.57
Foreign consumer	1,989	16	3.27	1,939	17	3.37	2,029	17	3.45

Total consumer	243,104	3,676	6.07	239,581	3,599	5.98	202,867	3,167	6.30

Total loans and leases	374,077	5,587	6.00	371,071	5,615	6.02	345,662	5,377	6.29

Other earning assets	38,817	426	4.41	42,370	388	3.66	37,299	441	4.77

Total earning assets(2)	743,711	8,741	4.72	675,212	8,227	4.85	613,092	7,877	5.18

Cash and cash equivalents	23,185			22,974			21,699
Other assets, less allowance for loan and lease losses	82,729			82,348			78,989

Total assets	$849,625			$780,534			$713,780

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$26,159	$17	0.27%	$25,494	$19	0.30%	$22,916	$34	0.59%
NOW and money market deposit accounts	155,835	321	0.83	155,369	401	1.02	142,338	291	0.83
Consumer CDs and IRAs	75,341	567	3.03	73,246	475	2.58	66,937	695	4.21
Negotiable CDs, public funds and other time deposits	5,939	74	5.01	6,195	44	2.81	3,598	16	1.78

Total domestic interest-bearing deposits	263,274	979	1.50	260,304	939	1.43	235,789	1,036	1.78

Foreign interest-bearing deposits(3):
Banks located in foreign countries	18,954	171	3.62	13,225	177	5.34	14,218	80	2.27
Governments and official institutions	4,701	19	1.63	2,654	11	1.58	1,785	6	1.31
Time, savings and other	21,054	37	0.71	20,019	51	1.02	18,071	61	1.38

Total foreign interest-bearing deposits	44,709	227	2.04	35,898	239	2.65	34,074	147	1.75

Total interest-bearing deposits	307,983	1,206	1.57	296,202	1,178	1.58	269,863	1,183	1.78

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	203,398	739	1.46	151,999	537	1.40	123,041	453	1.49
Trading account liabilities	34,543	335	3.90	38,298	317	3.28	34,858	308	3.58
Long-term debt(4)	78,852	491	2.49	70,596	450	2.55	67,399	572	3.40

Total interest-bearing liabilities(2)	624,776	2,771	1.78	557,095	2,482	1.77	495,161	2,516	2.05

Noninterest-bearing sources:
Noninterest-bearing deposits	117,092			122,638			115,897
Other liabilities	59,071			52,508			53,322
Shareholders’ equity	48,686			48,293			49,400

Total liabilities and shareholders’ equity	$849,625			$780,534			$713,780

Net interest spread			2.94			3.08			3.13
Impact of noninterest-bearing sources			0.28			0.31			0.39

Net interest income/yield on earning assets		$5,970	3.22%		$5,745	3.39%		$5,361	3.52%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $715 in the first quarter 2004 and $884 and $576 in the fourth and first quarters of 2003, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $183 in the first quarter 2004 and $90 and $46 in the fourth and first quarters of 2003, respectively. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.
(3)	Primarily consists of time deposits in denominations of $100,000 or more.
(4)	Includes long-term debt related to Trust Securities.

Bank of America Corporation

Business Segment View

Net Income

First Quarter 2004

Bank of America Corporation

Consumer and Commercial Banking Segment Results

(Dollars in millions)

	Quarterly
	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03
Key Measures
Total revenue*	$6,629	$6,822	$6,950	$6,630	$6,061
Provision for credit losses	429	556	496	523	488
Net income	1,854	1,966	2,182	1,892	1,604
Shareholder value added	1,269	1,390	1,665	1,398	1,111
Return on average equity	32.4%	34.8%	42.7%	38.6%	32.9%
Efficiency ratio*	49.3	47.6	44.1	46.9	49.9

Selected Average Balance Sheet Components
Total loans and leases	$197,681	$192,463	$188,329	$188,111	$186,706
Total deposits	326,485	327,965	319,463	306,290	295,504
Total earning assets	373,777	359,489	346,902	339,152	321,926

Period End (in billions)
Mortgage servicing portfolio	$247.6	$246.5	$245.9	$249.6	$257.2
Mortgage originations:
Retail	14.1	11.7	30.0	28.2	22.0
Wholesale	9.8	6.7	9.5	12.2	10.8

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Consumer Customer Growth Momentum

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 8.1 million subscribers. This represents an active customer penetration rate of 47%.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

3.7 million active bill pay users paid $16.3 billion worth of bills this quarter. The number of customers who sign up and use Bank of America Bill Pay Service continues to far surpass that of any other financial institution.

Currently, over 300 companies are presenting over 9.0 million e-bills per quarter.

Bank of America Corporation

Consumer Credit Card Results

Included within Consumer Products

(Dollars in millions)

	Quarterly
	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03
Key Measures

Outstandings:
Held (Period end)	$36,087	$34,814	$30,993	$27,419	$24,819
Managed (Period end)	37,296	36,596	33,631	30,807	29,064

Held (Average)	35,303	32,734	29,113	26,211	24,684
Managed (Average)	36,855	34,783	32,225	29,970	29,161

Managed Income Statement:
Total revenue	$1,238	$1,196	$1,134	$1,044	$967
Provision for credit losses	466	555	539	473	409
Noninterest expense	338	312	270	274	271

Income before income taxes	$434	$329	$325	$297	$287

Shareholder Value Added	$204	$152	$150	$135	$129

Credit Quality:

Held:
Charge-offs $	$443	$423	$390	$378	$323
Charge-offs %	5.05%	5.12%	5.32%	5.78%	5.31%

Managed:
Losses $	$463	$451	$433	$429	$378
Losses %	5.05%	5.14%	5.33%	5.74%	5.25%

Managed Delinquency %:
30+	3.75%	3.93%	3.84%	3.99%	4.18%
90+	1.81	1.77	1.76	1.80	1.91

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

(Dollars in millions)

	Quarterly
	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03
Key Measures

Total revenue*	$2,270	$2,044	$2,203	$2,229	$2,319
Provision for credit losses	(23)	(66)	98	172	272
Net income	463	552	474	412	460
Shareholder value added	225	306	215	136	173
Return on average equity	20.9%	23.9%	19.6%	16.0%	17.2%
Efficiency ratio*	69.2	63.9	63.9	64.1	57.4

Selected Average Balance Sheet Components
Total loans and leases	$40,785	$43,565	$46,243	$51,285	$56,543
Total deposits	69,186	63,086	67,456	66,900	67,315
Total earning assets	274,673	252,919	263,463	233,125	226,145

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress Continues

Source: Thomson Financial - First Quarter 2004; except Syndicated Loans, Loan Pricing Corporation.

Significant US market share gains

Banc of America Securities increased market share in high yield and leveraged loans while maintaining its position in mortgage-backed securities.

•	Top in leveraged loans with twice as many deals as closest competitor

•	#2 syndicated lender, ranked by dollar volume, with 16% market share

•	#1 syndicated lender, ranked by # of deals

•	High yield debt market share increased over 1Q03, from 9.7% to 10.8%.

•	Although BAS ranked #14 with 3.8% in M&A, sector analysis reveals a growing presence in consumer and retail M&A, where BAS ranked second with a 25% market share.

Bank of America Corporation

Asset Management Segment Results

(Dollars in millions)

	Quarterly
	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03
Key Measures

Total revenue*	$669	$839	$624	$620	$586
Provision for credit losses	7	4	(2)	3	(4)
Net income	53	261	123	145	139
Shareholder value added	(27)	183	51	73	67
Return on average equity	7.2%	36.1%	18.4%	21.8%	20.9%
Efficiency ratio*	87.0	52.3	71.1	63.7	64.1

Selected Average Balance Sheet Components
Total loans and leases	$24,430	$23,834	$23,232	$22,889	$22,706
Total deposits	14,925	13,976	13,535	12,896	13,030
Total earning assets	25,516	24,869	24,184	23,807	23,438

Period End (in billions)
Assets under management	$337.2	$335.7	$318.1	$314.9	$297.0
Client brokerage assets	91.0	88.8	90.7	90.6	90.8
Assets in custody	50.6	49.9	47.3	47.9	45.1

Total client assets	$478.8	$474.4	$456.1	$453.4	$432.9

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Equity Investments Segment Results

(Dollars in millions)

	Quarterly
	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03
Key Measures
Total revenue*	$(18)	$(55)	$(80)	$(11)	$(107)
Provision for credit losses	—	21	—	3	1
Net income	(30)	(66)	(68)	(28)	(85)
Shareholder value added	(86)	(125)	(126)	(85)	(142)
Return on average equity	(5.7)%	(12.3)%	(12.8)%	(5.3)%	(16.5)%
Efficiency ratio*	n/m	n/m	n/m	n/m	n/m

Period End
Investment balances for Principal Investing	$4,975	$5,205	$5,430	$5,436	$5,435

*	Fully taxable-equivalent basis

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Corporate Other Results(1)

(Dollars in millions)

	Quarterly
	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03	1 Qtr 03
Key Measures
Total revenue*	$137	$144	$226	$318	$195
Provision for credit losses	211	68	59	71	76
Net income	341	13	211	317	306
Shareholder value added	24	(311)	(181)	(108)	(69)

Selected Average Balance Sheet Components
Total loans and leases	$111,094	$111,109	$99,390	$87,580	$79,273
Total deposits	14,479	13,813	14,115	19,221	9,911
Total earning assets	233,432	191,527	182,792	198,706	160,050

*	Fully taxable-equivalent basis
(1)	Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	March 31 2004	December 31 2003	Inc. (Dec.) from 12/31/03
Commercial - domestic	$96,148	$96,644	$(496)
Commercial - foreign	14,513	15,293	(780)
Commercial real estate - domestic	19,545	19,043	502
Commercial real estate - foreign	317	324	(7)

Total commercial(1)	130,523	131,304	(781)

Residential mortgage	142,755	140,513	2,242
Home equity lines	24,946	23,859	1,087
Direct/Indirect consumer	34,451	33,415	1,036
Consumer finance	5,202	5,589	(387)
Credit card	36,087	34,814	1,273
Foreign consumer	2,004	1,969	35

Total consumer(2)	245,445	240,159	5,286

Total	$375,968	$371,463	$4,505

(1)	Includes lease financing of $9,291 and $9,692 at March 31, 2004 and December 31, 2003, respectively.
(2)	Includes lease financing of $1,274 and $1,684 at March 31, 2004 and December 31, 2003, respectively.

Utilized Commercial Credit Exposure by Significant Industry(1)

(Dollars in millions)

	March 31 2004	December 31 2003	% Inc. (Dec.) from 12/31/03
Banks	$24,254	$25,088	(3)%
Real estate	22,416	22,228	1
Diversified financials	20,472	20,427	0
Retailing	15,253	15,152	1
Education and government	14,660	13,919	5
Leisure and sports, hotels and restaurants	10,100	10,099	0
Transportation	9,181	9,355	(2)
Materials	8,896	8,860	0
Food, beverage and tobacco	8,668	9,134	(5)
Consumer durables and apparel	8,624	8,313	4
Capital goods	7,610	8,244	(8)
Commercial services and supplies	7,151	7,206	(1)
Health care equipment and services	7,040	7,064	(0)
Media	4,968	4,701	6
Energy	4,815	4,348	11
Utilities	4,705	5,012	(6)
Religious and social organizations	4,459	4,272	4
Insurance	3,690	3,638	1
Telecommunication services	2,203	2,526	(13)
Technology hardware and equipment	1,765	1,941	(9)
Software and services	1,731	1,655	5
Food and staples retailing	1,662	1,837	(10)
Automobiles and components	1,240	1,326	(6)
Pharmaceuticals and biotechnology	445	466	(5)
Household and personal products	262	302	(13)
Other (2)	14,093	15,781	(11)

Total	$210,363	$212,894	(1)

(1)	Includes commercial loans and leases, commercial letters of credit, standy letters of credit and financial guarantees as well as the mark-to-market exposure for derivatives.
(2)	At March 31, 2004 and December 31, 2003, Other included amounts for Individuals and Trusts of credit exposure outstanding of $13,739 and $14,307, respectively, representing 6.5 percent and 6.7 percent of total commercial credit exposure, respectively.

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	1Q04	4Q03	3Q03	2Q03	1Q03
Commercial - domestic	$1,288	$1,507	$1,861	$2,265	$2,605
Commercial - foreign	338	586	756	1,040	1,279
Commercial real estate - domestic	113	140	154	154	173
Commercial real estate - foreign	2	2	2	2	3

Total commercial(1)	1,741	2,235	2,773	3,461	4,060

Residential mortgage	486	531	563	618	628
Home equity lines	35	43	42	55	63
Direct/Indirect consumer	31	28	32	33	28
Consumer finance	58	32	12	11	18
Foreign consumer	3	4	7	9	9

Total consumer	613	638	656	726	746

Total nonperforming loans and leases	2,354	2,873	3,429	4,187	4,806
Foreclosed properties	131	148	228	243	227

Total nonperforming assets(1, 2)	$2,485	$3,021	$3,657	$4,430	$5,033

Loans past due 90 days or more and still accruing	$795	$860	$788	$726	$808
Nonperforming assets / Total assets	0.30%	0.41%	0.50%	0.58%	0.74%
Nonperforming assets / Total loans, leases and foreclosed properties	0.66	0.81	0.98	1.23	1.46
Nonperforming loans and leases / Total loans and leases	0.63	0.77	0.92	1.16	1.40

Allowance for credit losses:
Allowance for loan and lease losses	$6,080	$6,163	$6,258	$6,366	$6,421
Reserve for unfunded lending commitments	401	416	458	475	432

Total	$6,481	$6,579	$6,716	$6,841	$6,853

Allowance for loan and lease losses / Total loans and leases	1.62%	1.66%	1.68%	1.77%	1.87%
Allowance for loan and lease losses / Total nonperforming loans and leases	258	215	183	152	134

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Includes lease financing of $66, $127, $114, $95 and $109 at March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.
(2)	Balances do not include $82, $202, $82, $98 and $174 of nonperforming assets included in other assets at March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	1Q04		4Q03		3Q03		2Q03		1Q03
	Amt.	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
Commercial - domestic	$53	0.22%	$94	0.39%	$203	0.84%	$221	0.88%	$239	0.94%
Commercial - foreign	106	2.81	75	1.86	58	1.36	53	1.19	120	2.57
Commercial real estate - domestic	(2)	(0.05)	9	0.18	13	0.26	10	0.21	9	0.18

Total commercial(1)	157	0.48	178	0.54	274	0.82	284	0.82	368	1.04

Residential mortgage	11	0.03	13	0.04	14	0.04	11	0.04	2	0.01
Home equity lines	4	0.07	(3)	(0.04)	2	0.02	6	0.11	6	0.11
Direct/Indirect consumer	48	0.56	48	0.57	39	0.47	38	0.47	56	0.72
Consumer finance	48	3.54	54	3.67	44	2.74	46	2.52	68	3.42
Credit card	443	5.05	423	5.12	390	5.32	378	5.78	323	5.31
Other consumer - domestic	9	n/m	11	n/m	11	n/m	8	n/m	9	n/m
Foreign consumer	—	—	1	0.19	2	0.31	1	0.28	1	0.20

Total consumer(2)	563	0.93	547	0.91	502	0.89	488	0.93	465	0.93

Total net charge-offs	$720	0.77	$725	0.77	$776	0.86	$772	0.88	$833	0.98

By Business Segment:
Consumer & commercial banking	$558	1.14%	$563	1.16%	$539	1.14%	$522	1.12%	$488	1.06%
Global corporate & investment banking	96	0.95	76	0.69	170	1.46	172	1.34	272	1.96
Asset management	5	0.08	(4)	(0.06)	2	0.04	3	0.04	(4)	(0.06)
Equity investments	—	—	21	n/m	0	—	3	3.36	1	0.72
Corporate other	61	0.22	69	0.25	65	0.26	72	0.33	76	0.38

Total net charge-offs	$720	0.77	$725	0.77	$776	0.86	$772	0.88	$833	0.98

Loans are classified as domestic or foreign based upon the domicile of the borrower.

n/m = not meaningful

(1)	Includes lease financing of $4, $0, $40, $11 and $73 for the quarters ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.
(2)	Includes lease financing of $10, $10, $12, $14 and $17 for the quarters ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in Millions)	Loans and Loan Commitments	Other Financing (2)	Derivative Assets	Securities/ Other Investments (3)	Total Cross- border Exposure (4)	Gross Local Country Exposure (5)	Total Foreign Exposure March 31, 2004	Increase/ (Decrease) from December 31, 2003
Region/Country

Asia
Hong Kong (6)	$192	$19	$94	$125	$430	$3,676	$4,106	$201
India	466	104	121	295	986	1,051	2,037	84
Singapore	180	9	87	51	327	1,002	1,329	161
South Korea	234	644	62	142	1,082	559	1,641	(288)
Taiwan	265	173	49	—	487	715	1,202	313
Other	135	89	82	230	536	613	1,149	(19)

Total	1,472	1,038	495	843	3,848	7,616	11,464	452

Central and Eastern Europe	23	8	33	138	202	—	202	(68)

Latin America
Argentina	102	44	2	105	253	42	295	(48)
Brazil	90	258	8	29	385	254	639	(102)
Mexico	440	221	48	1,889	2,598	354	2,952	(90)
Other	265	185	225	233	908	—	908	60

Total	897	708	283	2,256	4,144	650	4,794	(180)

Total	$2,392	$1,754	$811	$3,237	$8,194	$8,266	$16,460	$204

(1)	There is no generally accepted definition of emerging markets. The definition that we used included all countries in Asia excluding Japan; all countries in Latin America excluding Cayman Islands and Bermuda; and all countries in Central and Eastern Europe excluding Greece.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Amounts outstanding in the table above for Asia Other and Latin America Other have been reduced by $13 and $169, respectively at March 31, 2004 and $13 and $173, respectively, at December 31, 2003. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.
(4)	Cross-border exposure includes amounts payable to the Corporation by borrowers with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(5)	Gross local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Management does not net local funding or liabilities against local exposures as allowed by the FFIEC.
(6)	Gross local country exposure to Hong Kong consisted of $2,010 of consumer loans and loan commitments and $1,666 of commercial exposure at March 31, 2004 compared to $1,911 of consumer loans and loan commitments and $1,578 of commercial exposure at December 31, 2003. The consumer loans were collateralized primarily by residential real estate. The commercial exposure was primarily to local clients and was diversified across many industries.

FleetBoston Financial

Financial Highlights

	Three Months Ended
(Dollars in millions, except per share information; shares in thousands)	March 31, 2004	December 31, 2003	March 31, 2003
For the Period
Net income (loss)	$773	$732	$567
Continuing operations	773	732	577
Discontinued operations	—	—	(10)
Revenue	3,175	3,067	2,760
Noninterest expense	1,964	1,723	1,573
Provision for credit losses	—	195	280

Per Common Share
Earnings (loss) per share - net income	$0.71	$0.68	$0.54
Continuing operations	0.71	0.68	0.55
Discontinued operations	—	—	(0.01)
Cash dividends declared	0.35	0.35	0.35
Book value (period-end)	17.62	16.94	16.04

At Period-End
Assets	$199,667	$200,235	$199,308
Loans and leases	127,596	128,949	124,015
Deposits	139,721	137,764	129,575
Total stockholders’ equity	19,329	18,280	17,132

Ratios
Return on average assets	1.56%	1.49%	1.18%
Return on common equity	16.73	16.36	13.67
Net interest margin	3.96	3.91	3.89
Total equity/assets (period-end)	9.7	9.1	8.6
Tangible common equity/assets	7.4	6.9	6.3
Tier 1 capital *	$17,424	$16,484	$15,254
Risk-weighted assets *	184,165	185,363	182,456
Tier 1 risk-based capital ratio*	9.5%	8.9%	8.4%
Total risk-based capital ratio*	12.4	12.0	11.7

Asset Quality
Nonperforming assets	$1,231	$1,957	$2,973
Non-Argentine	733	927	1,512
Argentine	498	1,030	1,461
Reserve for credit losses	2,848	3,074	3,406
Nonperforming assets as a % of related assets	0.96%	1.51%	2.39%
Non-Argentine	0.58	0.73	1.24
Argentine	34.73	51.12	55.96
Reserve for credit losses to period-end loans	2.23	2.38	2.75
Reserve for credit losses to nonperforming loans	266	195	134
Net loan charge-offs/average loans	0.73	0.78	2.07
Net loan charge-offs	$233	$250	$626
Non-Argentine	179	251	430
Argentine	54	(1)	196

*	1Q 2004 are estimates

FleetBoston Financial

Consolidated Statement of Income

	Three Months Ended
Dollars in millions, except per share data	March 31, 2004	December 31, 2003	March 31, 2003
Net interest income (FTE)	$1,718	$1,674	$1,622

Noninterest income:
Investment services revenue	413	397	354
Banking fees and commissions	385	392	378
Capital markets-related revenue	272	251	111
Credit card revenue	152	167	156
Other	235	186	139

Noninterest income	1,457	1,393	1,138

Revenue	3,175	3,067	2,760

Noninterest expense:
Employee compensation and benefits	899	891	826
Occupancy	136	129	129
Equipment	101	107	119
Intangible asset amortization	21	20	20
Other	807	576	479

Noninterest expense	1,964	1,723	1,573

Income from continuing operations before provision and income taxes	1,211	1,344	1,187
Provision for credit losses	—	195	280
Income taxes and tax-equivalent adjustment from continuing operations	438	417	330

Net income from continuing operations	$773	$732	$577

Net income (loss) from discontinued operations (net of tax)	—	—	(10)

Net income	$773	$732	$567

Diluted earnings per share-continuing operations	$0.71	$0.68	$0.55
Diluted earnings per share-net income	0.71	0.68	0.54

FleetBoston Financial

Consolidated Balance Sheet - Period End

(Dollars in millions)	March 31 2004	December 31 2003	March 31 2003
Assets:
Cash and equivalents	$19,774	$14,143	$12,434
Securities	31,151	31,370	36,109
Trading assets	3,732	3,928	4,043
Loans and leases	127,596	128,949	124,015
Reserve for credit losses	(2,848)	(3,074)	(3,406)
Due from brokers/dealers	1,081	5,437	6,143
Intangible assets	4,709	4,571	4,624
Other assets	14,472	14,911	15,346

Total assets	$199,667	$200,235	$199,308

Liabilities:
Deposits	$139,721	$137,764	$129,575
Short-term borrowings	12,124	11,178	15,948
Due to brokers/dealers	1,090	5,476	6,048
Long-term debt	16,905	17,557	19,551
Other liabilities	10,498	9,980	11,054

Total liabilities	180,338	181,955	182,176

Shareholders’ equity:
Preferred stock, $1.00 par value; authorized - 16,000,000 shares; issued and outstanding 1,082,450 shares	271	271	271
Common stock, $0.01 par value; authorized - 2,000,000,000 shares; issued and outstanding 1,081,690,057; 1,063,133,292 and 1,051,290,155 shares	19,058	18,009	16,861

Total shareholders’ equity	19,329	18,280	17,132

Total liabilities and shareholders’ equity	$199,667	$200,235	$199,308

FleetBoston Financial

Net Interest Margin and Interest-Rate Spread: Quarter

Average for Three Months Ended

FTE Basis Dollars in millions	March 31, 2004			December 31, 2003			March 31, 2003
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS:
Interest-bearing deposits	$2,908	$12	1.66%	$2,790	$14	2.00%	$2,980	$23	3.19%
Federal funds sold/Repos	5,256	71	5.47	2,653	64	9.64	3,864	91	9.54
Securities	30,839	325	4.36	29,935	325	4.35	32,936	354	4.30
Total loan and leases - Domestic	114,788	1,708	5.98	113,483	1,632	5.71	107,124	1,609	6.08
Total loan and leases – International	13,801	270	7.87	14,174	295	8.29	15,627	253	6.54
Due from broker/dealer	4,698	10	0.84	5,332	11	0.79	4,767	12	1.00
Other earning assets	2,350	17	2.81	1,648	16	3.64	1,638	13	3.53

Total interest-earning assets	174,640	2,413	5.55	170,015	2,357	5.50	168,936	2,355	5.63

Reserve for credit losses	(3,153)			(3,178)			(3,817)
Other assets	27,250			27,872			29,905

Total assets	$198,737			$194,709			$195,024

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits:
Savings - Domestic	$77,025	$171	0.89%	$74,905	$167	0.88%	$66,002	$182	1.12%
Time - Domestic	15,098	82	2.19	13,996	66	1.87	16,448	95	2.35
International	9,746	89	3.65	10,159	95	3.69	9,443	92	3.93

Total interest-bearing deposits	101,869	342	1.35	99,060	328	1.31	91,893	369	1.63

Short-term borrowings	12,166	89	3.31	11,884	96	3.21	14,152	86	2.48
Long-term debt	17,084	256	6.00	16,759	250	5.97	20,463	268	5.24
Due to broker/dealer	4,720	8	0.68	5,322	9	0.63	4,892	10	0.83

Total interest-bearing liabilities	135,839	695	2.05	133,025	683	2.04	131,400	733	2.25

Net interest spread			3.49			3.46			3.38

Demand and other noninterest- bearing time deposits	34,473			34,152			35,993
Other liabilities	9,684			9,613			10,665

Total liabilities	179,996			176,790			178,058

Preferred Stock	271			271			271
Common Stock	18,470			17,648			16,695

Stockholders’ equity	18,741			17,919			16,966

Total liab. and stockholders’ equity	$198,737			$194,709			$195,024

Net interest margin			3.96%			3.91%			3.89%